EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EveryWare Global, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Sam A. Solomon, Interim President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2014	By:	/s/ Sam A. Solomon
Sam A. Solomon
Interim President and Chief Executive Officer
(Principal executive officer)

A signed original of this written statement required by Section 906 has been provided to EveryWare Global, Inc. and will be retained by EveryWare Global, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.